                                                                    EXHIBIT 10.3


This instrument prepared by:                    Source of Title:  Deed Book 1138
                                                                  Page 173

Hugh Tucker, Esquire
Baker & Botts, L.L.P.
1299 Pennsylvania Ave., N.W.
Washington, D.C. 20004-2400

                       AMENDMENT TO AND RATIFICATION OF
                         OVERRIDING ROYALTY CONVEYANCE

     This AMENDMENT TO AND RATIFICATION OF OVERRIDING ROYALTY CONVEYANCE ("Amendment and Ratification") is entered into as of the 20th day of November, 1994, by and among DOMINION BLACK WARRIOR BASIN, INC., an Alabama corporation ("Assignor"), NATIONSBANK OF TEXAS, N.A., a national banking association ("Trustee"), and MELLON BANK (DE) NATIONAL ASSOCIATION, a national banking association ("Delaware Trustee") (collectively, the "Parties").

                                   RECITALS
                                   --------

     A. The Parties have executed that certain Overriding Royalty Conveyance recorded in Deed Book 1181 at Page 644 (the "Original Conveyance"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning given such terms in the Original Conveyance.

     B. The Parties desire to correct Schedule A, Part 1 of the Original Conveyance with respect to nine (9) of the Proration Units being conveyed thereby (the "Applicable Units").

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1. Schedule A, Part 1 of the Original Conveyance sets forth the following information with respect to the Applicable Units:


                          Total     Total     APO         Royalty     Royalty
                          NRI       RI        Company     Interests   Interests
Num   Well Name & #       %         %         Interest    BPO         APO
---   ----------------    -------   -------   --------    ---------   ----------

58    Cassidy 22-7-111    80.0791   80.0791   75.0000%    52.0514%    48.7500%
72    Cassidy 28-8-131    80.0106   80.0106   75.0000%    52.0069%    48.7500%
81    Cassidy 30-12-15    83.7500   83.7500   75.0000%    54.4375%    48.7500%
86    Cassidy 30-4-120    83.7500   83.7500   75.0000%    54.4375%    48.7500%
87    Cassidy 30-8-121    83.7500   83.7500   75.0000%    54.4375%    48.7500%
280   Gilbert 15-12-2     83.7500   83.7500   75.0000%    54.4375%    48.7500%
281   Gilbert 15-5-1      83.7500   83.7500   75.0000%    54.4375%    48.7500%
396   USX 14-13-37        83.7500   83.7500   75.0000%    54.4375%    48.7500%
414   USX 23-4-41         80.7247   80.7247   77.1700%    52.4710%    50.1605%

     2. The correct Schedule A, Part 1 information for the Applicable Units with respect to the information set forth in Paragraph 1 above is as follows:


                          Total     Total     APO         Royalty     Royalty
                          NRI       RI        Company     Interests   Interests
Num   Well Name & #       %         %         Interest    BPO         APO
---   ----------------    -------   -------   --------    ---------   ----------

58    Cassidy 22-7-111    80.0791   80.0791   75.2372%    52.0514%    48.9042%
72    Cassidy 28-8-131    80.0106   80.0106   75.0319%    52.0069%    48.7707%
81    Cassidy 30-12-15    83.7500   83.7500   81.2500%    54.4375%    52.8125%
86    Cassidy 30-4-120    83.7500   83.7500   81.2500%    54.4375%    52.8125%
87    Cassidy 30-8-121    83.7500   83.7500   81.2500%    54.4375%    52.8125%
280   Gilbert 15-12-2     83.7500   83.7500   81.2500%    54.4375%    52.8125%
281   Gilbert 15-5-1      83.7500   83.7500   81.2500%    54.4375%    52.8125%
396   USX 14-13-37        83.7500   83.7500   81.2500%    54.4375%    52.8125%
414   USX 23-4-41         80.0469   80.0469   75.1406%    52.0305%    48.8414%

     3. The Parties do hereby amend the Original Conveyance by substituting the information shown in Paragraph 2 above for that shown in Paragraph 1 above and do hereby, ratify, adopt and confirm the Original Conveyance as herein amended.

     4. The purpose of this Amendment and Ratification is to correct Schedule A, Part 1 of the Original Conveyance so as to properly reflect the interests in the Applicable Units being conveyed thereby. The correct interests are set forth in Paragraph 2 above.

    IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment and Ratification to be executed in its name and behalf by its proper signatory officer thereunto duly authorized, in multiple originals, as of the day and year first above written.


                                 ASSIGNOR:
                                 ---------

                                 DOMINION BLACK WARRIOR BASIN, INC.

                                 By: G. E. Lake, Jr.
                                     ----------------------------------------
                                     G. E. Lake, Jr.
                                     Vice President


                                 ASSIGNEE:
                                 ---------

                                 NATIONSBANK OF TEXAS, N.A. as Trustee for the Dominion Resources Black Warrior Trust

                                 By: Ron E. Hooper
                                     ----------------------------------------
                                     Ron E. Hooper
                                     Vice President


                                 MELLON BANK (DE) NATIONAL ASSOCIATION,
                                 as Delaware Trustee for the Dominion Resources Black Warrior Trust

                                 By: Sandy S. McKenna
                                     ----------------------------------------
                                     Sandy S. McKenna
                                     Assistant Vice President

COMMONWEALTH OF VIRGINIA
CITY OF RICHMOND

    I, the undersigned authority, a Notary Public in an for said City and said State, hereby certify that G.E. Lake, Jr., whose name as Vice President of DOMINION BLACK WARRIOR BASIN, INC., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

    Given under my hand this 21st day of November, 1994.


                                       Michelle C. Smithson
                                       --------------------
                                          Notary Public

My Commission Expires:

My Commission Expires January 31, 1998
--------------------------------------
           (Notarial Seal)

STATE OF _____________________
COUNTY OF ____________________





     I, the undersigned authority, a Notary Public in and for said County and said State, hereby certify that Ron E. Hooper, whose name as Vice President of NationsBank of Texas, N.A., a national banking association, as Trustee for the DOMINION RESOURCES BLACK WARRIOR TRUST, a Delaware business trust, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said association, acting in its capacity as Trustee as aforesaid.

     Given under my hand this 31st day of January, 1994.



                                            (Sig. of Jana L. Egeler)
                                       ------------------------------------
                                                  Notary Public


My Commission Expires:


      10/22/98
----------------------
  (Notarial Seal)



(NOTARY SEAL)

STATE OF PENNSYLVANIA
COUNTY OF PHILADELPHIA





     I, the undersigned authority, a Notary Public in and for said County and said State, hereby certify that Sandy S. McKenna, whose name as Assistant Vice President of Mellon Bank (DE) National Association, a national banking association, as Delaware Trustee for the DOMINION RESOURCES BLACK WARRIOR TRUST, a Delaware business trust, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said association, acting in its capacity as Delaware Trustee as aforesaid.

     Given under my hand this 7th day of February, 1995.



                                            (Sig. of Irene Materna)
                                       ------------------------------------
                                                  Notary Public


My Commission Expires:



----------------------
  (Notarial Seal)



(NOTARY SEAL)